                                                                   EXHIBIT 2.19N
                                                                   -------------
                                          Pages where confidential treatment has
                                        been requested are stamped "Confidential
                                   Treatment Requested and the Redacted Material
                                 has been separately filed with the Commission,"
                                  and places where information has been redacted
                                                    have been marked with (***).


                             FORTY-SIXTH AMENDMENT
                                      TO
                        RESTATED AND AMENDED CSG MASTER
                    SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT
                                    BETWEEN
                               CSG SYSTEMS, INC.
                                      AND
                     AT&T BROADBAND MANAGEMENT CORPORATION

This Forty-Sixth Amendment (the "Amendment") is executed this 14/th/ day of November, 2000, and is made by and between CSG Systems, Inc., a Delaware corporation ("CSG") and AT&T Broadband Management Corporation (f/k/a TCI Cable Management Corporation) ("Customer"). CSG and Customer are parties to a certain Restated and Amended CSG Master Subscriber Management System Agreement dated August 10, 1997, which has subsequently been amended pursuant to separately executed amendments (collectively, the "Agreement"), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1.     For the fees set forth in Exhibit F-2, the following shall be added as
Section 9 of Schedule F:

9.  Enhanced Past Due Notices.

(a)  Development and Production of Enhanced Past Due Notices. CSG shall develop
     -------------------------------------------------------
a customized enhanced past due notice (the "Enhanced Past Due Notice") for Customer's subscribers utilizing CSG's Enhanced Past Due Notice services. The Enhanced Past Due Notices may include CSG's or Customer's Intellectual Property. Customer may elect to use CSG's generic Enhanced Past Due Notices, CSG's modified generic/bilingual Enhanced Past Due Notice or have CSG develop a Custom
Enhanced Past Due Notice for Customer.   If Customer elects to have CSG develop
a Custom Enhanced Past Due Notice, CSG will perform the design, development and programming services related to design and use of the Enhanced Past Due Notices (the "Enhanced Past Due Notice Work") and create the Enhanced Past Due Notice Work product deliverables (the "Enhanced Past Due Notice Work Product") set forth in a separately executed and mutually agreed upon Enhanced Past Due Notice Statement of Work (the "Enhanced Past Due Notice Statement of Work") by the completion date set forth on the Enhanced Past Due Notice Statement of Work.
The Enhanced Past Due Notice will contain the Customer and CSG Intellectual Property set forth on the Enhanced Past Due Notice Statement of Work. Customer shall pay CSG the set up fee for the Enhanced Past Due Notice Work and the Enhanced Past Due Notice Work Product set forth on the Enhanced Past Due Notice Statement of Work upon acceptance of the Enhanced Past Due Notices in accordance with the Past Due Notice Statement of Work. Except with respect to Customer's Intellectual Property, Customer agrees that the Enhanced Past Due Notice Work and Enhanced Past Due Notice Work Product as well as the generic Enhanced Past Due Notice and modified generic/bilingual Enhanced Past Due Notice shall be the sole and exclusive property of CSG. Customer shall have no proprietary interest in the Enhanced Past Due Notice Work Product, generic Enhanced Past Due Notice, modified generic/bilingual Enhanced Past Due Notice or in CSG's billing and management information software and


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
      THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN
                     OR OUTSIDE THEIR RESPECTIVE COMPANIES
technology and agrees that the Enhanced Past Due Notice Work Product is not a work specially ordered and commissioned for use as a contribution to a collective work and is not a work made for hire pursuant to United States copyright law. After CSG has completed the Enhanced Past Due Notice Work and the Enhanced Past Due Notice Work Product, CSG will produce Enhanced Past Due Notices for Customer. If Customer elects to have CSG develop custom Enhanced Past Due Notices, CSG will develop one custom format; multiple custom formats shall not be used.

(b)  Supplies. CSG shall purchase Customer's requirements of Enhanced Past Due
     --------
Notices supplies necessary for production and mailing of the Enhanced Past Due
Notices.   Customer shall pay CSG the rates set forth in Exhibit G-2 for the purchase of such supplies. Unless Customer requests to use custom paper stock, CSG shall supply the type and quality of the paper stock for generic Enhanced Past Due Notices and modified generic/bilingual Enhanced Past Due Notice. Customer may elect to use custom paper stock for generic and custom Enhanced Past Dues. Additionally, Customer has the option in the future to mail Enhanced Past Due Notices in custom carrier envelopes. Generic remit envelopes will be used.

(c)  Right of Customer's Intellectual Property.  Customer provides to CSG a non-
     -----------------------------------------
exclusive right to use all of Customer's Intellectual Property necessary to design, produce and mail the Enhanced Past Due Notices directly or indirectly. CSG shall have the right by notice to Customer to cease use of any of Customer's Intellectual Property on Enhanced Past Due Notices at any time. Customer represents and warrants that it owns or has licensed all Customer's Intellectual Property and has full power and authority to grant CSG the license set forth herein and that CSG's use of Customer's Intellectual Property on the Enhanced Past Due Notices will not constitute a misuse or infringement of the Customer's Intellectual Property or an infringement of the rights of any third party. Customer will use best efforts to maintain its rights to use and license Customer's Intellectual Property and will immediately advise CSG of the loss of Customer's right to use any Customer's Intellectual Property and will advise CSG of all copyright and other notices that must be used in connection with Customer's Intellectual Property and of any restrictions on use of Customer's Intellectual Property relevant to CSG's activities hereunder.

(d)  Indemnification Relating to Enhanced Past Due Notices.  Customer shall
     -----------------------------------------------------
indemnify, defend and hold CSG harmless from any claims, demands, liabilities, losses, damages, judgments or settlements, including all reasonable costs and expenses related thereto (including attorneys' fees), directly or indirectly resulting from Customer's breach of any representation or warranty under this Schedule F, and the Enhanced Past Due Notice Work Product, except for those arising out of CSG Intellectual Property.



THIS AMENDMENT is executed on the day and year first shown above.


CSG SYSTEMS, INC. ("CSG")                      AT&T BROADBAND MANAGEMENT
                                               CORPORATION ("Customer")



By:    /s/ Joseph T. Ruble                     By:    /s/ Joe W. Bagan
       ----------------------                         -------------------

Name:  Joseph T. Ruble                         Name:  Joe W. Bagan
       ----------------------                         -------------------

Title: V.P. & General Counsel                  Title: CIO
       ----------------------                         -------------------


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
      THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN
                     OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."


                                  EXHIBIT G-2
                                  -----------
                                     FEES

    Customer shall pay CSG the following fees and charges associated with the Enhanced Past Due Notice, as additional fees and charges due under this Agreement in addition to other fees and charges set forth in this Agreement.

      Generic Enhanced Past Due Notices:
      ----------------------------------

      Price: $* * * per Enhanced Past Due Notice (first page) (includes Duplex, printing, insertion of Notice, insertion of generic remit envelope, and use of generic 7" x 11" paper and generic envelopes) (excludes postage) (Note 1) Each Additional Page (includes generic paper) - Per Schedule D of the Master Agreement


             Generic Paper Fee:                  *********
             Additional Logical Page-Ad Page:    $*** per logical page (Note 2)
             Jobs below 550 Notices:             **********


             No optional inserting allowed.



      Modified Generic/Bilingual Enhanced Past Due Notices:
      -----------------------------------------------------

      In addition to the fees outlined for Generic Enhanced Past Due Notices, Customer agrees to pay the following charges:



             Start-up Fee (per Start-up/Format): $*** (Note 3)
             Revision Charge:                    $*** (Note 4)



      Custom Enhanced Past Due Notices:
      ---------------------------------

      Customer reserves the right to use a custom carrier envelope, or custom paper stock in the future, which must be used at the MSO level. The envelope must match current specifications for size and style, but may be printed in up to two custom colors. Customer agrees to pay the price set forth below for such Custom Enhanced Past Due Notice:



      Price: $*** per Enhanced Past Due Notice (first page) (includes Duplex,
             ESP printing, insertion of Notice, insertion of generic remit envelope, and use of generic 7" x 11" paper and custom carrier envelope) (excludes postage)
             Each Additional Page (includes generic paper) - Per Schedule D of the Master Agreement

             Custom Paper Fee: Should the customer decide to use a custom paper stock CSG will quote based upon the color and design specifications required


             Start-up Fee (per Start-up/Format): Quote
             Custom Format Development Fee:      Art and Graphics Fee $***/hour
                                                 ESP Programming Fee $***/hour
             Custom Paper Set-up Fee:            $*** one time per request
             Jobs below 550 Notices:             $** per cycle per cable system
                                                 location
             Additional Logical Page-Ad Page:    $**** per logical page
                                                 (Note 2)

             No optional inserting allowed.


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
      THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN
                     OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."



Other Fees:
-----------


     The following fee(s) shall be paid by Customer regardless of the format being used:


          Addition of System/Principle to Existing Format:  $*** (Note 5)


Note 1: CSG will provide one hour of Marketing/Creative Services support fee for set up of graphics free of charge. Any additional time required is billed at the Marketing/Creative Services rate of $*** per hour per person.


Note 2: An Ad Page/Coupon Page means targeted messages, or advertisements using text, graphics and borders generated on an additional logical page. No reverses or dark photos may be used, only gray scale graphics. Set-up and changes to this page are billed at the ESP Development and Programming Fee. Should an Ad Page be printed as part of an Additional Physical Page, Customer shall also be billed the price of an Additional Physical Page as reflected in Exhibit G-2 of the Forty-Sixth Amendment Fee Schedule of the Master Agreement in addition to the Ad Page/Coupon Page charge.

Note 3: The Generic Modified/Bilingual format/layout includes a certain level of flexibility that Customer can utilize in establishing their Enhanced Past Due design. Included is one hour of Marketing/Creative Services support for set up of graphics. Any additional time required is billed at the Marketing/Creative Services rate of $*** per hour per person.


Note 4: The Modified/Bilingual format/layout includes a certain level of flexibility that Customer can utilize in establishing their Enhanced Past Due design. In the event Customer wishes to revise the labels on an existing Modified/Bilingual Enhanced Past Due format, Customer will be charged for changes made to each format. If the change being requested is to be made for the same format for multiple system/principles, the change fee will cover up to six (6) system/principles. If the change requested is for different changes to the same format for multiple system/principles, then the change fee will be assessed against each sys/prin.


Note 5: Includes one hour of graphic time and covers increments of six (6) system/principles at one time and one hour of graphic time.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
      THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN
                     OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                                                   EXHIBIT 2.19N
                                                                   -------------
                                          Pages where confidential treatment has
                                        been requested are stamped "Confidential
                                   Treatment Requested and the Redacted Material
                                 has been separately filed with the Commission,"
                                  and places where information has been redacted
                                                    have been marked with (***).



                            FORTY-EIGHTH AMENDMENT
                                      TO
                        RESTATED AND AMENDED CSG MASTER
                    SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT
                                    BETWEEN
                               CSG SYSTEMS, INC.
                                      AND
                     AT&T BROADBAND MANAGEMENT CORPORATION


This Forty-Eighth Amendment (the "Amendment") is executed this 31/st/ day of December, 2000, and is made by and between CSG Systems, Inc., a Delaware corporation ("CSG") and AT&T Broadband Management Corporation ("Customer"). CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement dated August 10, 1997, which has subsequently been amended pursuant to separately executed amendments (collectively, the "Agreement"), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1. Customer desires to license CSG's Third Party Verification product ("TPV"). Therefore, the following changes are hereby made to the Agreement.

a. For the fees set forth in Schedule D, CSG hereby grants Customer a perpetual license to use TPV pursuant to the terms and conditions of Schedule C and the Agreement. Customer acknowledges that ACSR Telephony is required to support TPV and that TPV may only be used with ACSR Telephony. Schedule C and all other references to CCS Products in the Agreement are amended to include TPV.

b.  Exhibit C-1 is hereby amended to include the following definition of TPV:

Third Party Verification (TPV) -

TPV is a web-based application operated on CSG equipment that can be accessed through a browser by a CSG client or the client's designated third party verification agency. TPV allows scripted verification of telephony order information that is being processed using ACSR Telephony. ACSR Telephony can be configured to automatically send order data to the TPV application server allowing a third party to perform the order verification. The TPV application can be custom configured to script the verification process using the order
information from ACSR Telephony.   Once the verification is completed the
results are automatically returned to ACSR Telephony.

c. Exhibit C-1 is amended to include ********************* (***) user ids of TPV.


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
      THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN
                     OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."


d. Exhibit C-2 is hereby amended to include the following Designated Environment for TPV.


================================================================================
     ACSR-Telephony, Third Party Verification (TPV) Designated Environment
================================================================================
Effective  04/00                                                     Page 1 of 1
================================================================================

--------------------------------------------------------------------------------
TPV in a Service Bureau Environment
--------------------------------------------------------------------------------
CSG operates and maintains the product on its hardware and software and provides URL link(s) for the client or third party access.
--------------------------------------------------------------------------------
The TPV Designated Environment for the client/end user:
--------------------------------------------------------------------------------
 .   Internet Explorer 3.X or higher or Netscape Navigator 3.X or higher
--------------------------------------------------------------------------------



e. Upon Customer's request, CSG will provide Customer with installation and training services that will be set forth in a separately executed Statement of Work.


f.  Schedule D shall be amended to include the following fees for TPV:


    CSG Third Party Verification:
    ----------------------------
    1. Perpetual Software License Fee (per user id)                         $***
    2. CSG Annual Maintenance Fee (per user id)                             $***
    3. Transaction Fee (per TPV transaction processed, per system
       principle; $*** monthly minimum)                                     $***
    4. Installation Fee (per person, per hour)                              $TBD
       (Requires a Statement of Work; Reimbursable Expenses are additional)
    5. Script Development and Enhancements Fee (per person, per hour)       $TBD
       (as may be required by Customer; shall be provided by CSG under a duly executed Statement of Work)

       *************************************************************************
       ***********************************************************.


       Following execution of this Agreement, Third Party Verification, Perpetual Software will be subject to the Perpetual Software License Fees referenced above.


THIS AMENDMENT is executed on the day and year first shown above.

CSG SYSTEMS, INC. ("CSG")                     AT&T BROADBAND MANAGEMENT
                                              CORPORATION ("CUSTOMER")


By:     /s/ Joseph T. Ruble                   By:    /s/ Joe W. Bagan
        ------------------------                     -------------------

Name:   Joseph T. Ruble                       Name:  Joe W. Bagan
        ------------------------                     -------------------

Title:  V.P. & General Counsel                Title: CIO
        ------------------------                     -------------------


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
      THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN
                     OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                                                   EXHIBIT 2.19N
                                                                   -------------
                                          Pages where confidential treatment has
                                        been requested are stamped "Confidential
                                   Treatment Requested and the Redacted Material
                                 has been separately filed with the Commission,"
                                  and places where information has been redacted
                                                    have been marked with (***).


                               FIFTIETH AMENDMENT
                                       TO
                        RESTATED AND AMENDED CSG MASTER
                     SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT
                                    BETWEEN
                               CSG SYSTEMS, INC.
                                      AND
                        TCI CABLE MANAGEMENT CORPORATION

This Fiftieth Amendment (the "Amendment") is executed this 4/th/ day of October, 2000, and is made by and between CSG Systems, Inc., a Delaware corporation ("CSG") and TCI Cable Management Corporation ("Customer"). CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement dated August 10, 1997, which has subsequently been amended pursuant to separately executed amendments (collectively, the "Agreement"), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1. Customer currently receives CSG's Workforce Express pursuant to the terms and conditions of the 30/th/ Amendment dated June 30, 1999. The parties agree, however, that upon the mutual execution of this Amendment, the Designated Environment for CSG's Workforce Express shall be and any prior Designated Environment(s) for CSG's Workforce Express is superceded by:

--------------------------------------------------------------------------------
                       Workforce Express Client Hardware
--------------------------------------------------------------------------------
Processor
--------------------------------------------------------------------------------
IBM, Compaq, or Dell Business Class computer with Intel Pentium II processor designated as Microsoft Windows NT certified and Year 2000 compliant.

233 MHz minimum (for up to 60 techs). 450 MHz or faster strongly recommended.
--------------------------------------------------------------------------------
Operating system
--------------------------------------------------------------------------------
Microsoft Windows NT v4.0 - Service Pack 4 or Service Pack 5, with Year 2000 fixes
--------------------------------------------------------------------------------
Random Access Memory (RAM)
--------------------------------------------------------------------------------
128 MBytes (up to 500 work orders)
256 MBytes (up to 1000 work orders)
384 MBytes (over 1000 work orders)
--------------------------------------------------------------------------------
Network Connection
--------------------------------------------------------------------------------
Ethernet 10/100 Card
--------------------------------------------------------------------------------
Video Card
--------------------------------------------------------------------------------
Matrox Millenium II graphics controller - 4 MB (part #270246-B21 is recommended) or the equivalent. Video card and monitor must support 1024 X 768 screen resolution and 65,536 colors
--------------------------------------------------------------------------------
Hard Disk
--------------------------------------------------------------------------------
500 MB available space - in addition to space required for the operating system, swap space and other applications
--------------------------------------------------------------------------------


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
      THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN
                     OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."


--------------------------------------------------------------------------------
Floppy Disk Drive
--------------------------------------------------------------------------------
3.5" disk drive
--------------------------------------------------------------------------------
CD-ROM Drive
--------------------------------------------------------------------------------
Minimum - 4X
--------------------------------------------------------------------------------
Monitor
--------------------------------------------------------------------------------
Minimum - 17" viewable space recommended
--------------------------------------------------------------------------------
Virtual Memory
--------------------------------------------------------------------------------
Compliant with MicroSoft Windows-NT Recommendations (Physical RAM + 12 MBytes).
--------------------------------------------------------------------------------
Peripherals
--------------------------------------------------------------------------------
Keyboard, mouse, and laser printer which can be shared with other Workforce Management workstations
--------------------------------------------------------------------------------
Included Software
--------------------------------------------------------------------------------
WorkForce Express 1.2.3, ACSR, ANDS and CIT.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             TechNet(TM) - Device
--------------------------------------------------------------------------------
PocketNet Phones
--------------------------------------------------------------------------------
Mitsubishi MobileAccess(TM) 120 Series
--------------------------------------------------------------------------------
Mitsubishi MobileAccess(TM) T250
--------------------------------------------------------------------------------
                          TechNet - Wireless Network
--------------------------------------------------------------------------------
AT&T PocketNet(R) Service
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              TechNet(TM) CE - Device
--------------------------------------------------------------------------------
See TechNet CE Designated Environment Document
--------------------------------------------------------------------------------

2. As a result of the changes to the Designated Environment as amended herein, CSG ** ******** ** ********* Customer $*** in relation to required memory upgrades for ******************* (***) of Customer's desktop workstations.


THIS AMENDMENT is executed on the day and year first shown above.

CSG SYSTEMS, INC. ("CSG")                   TCI CABLE MANAGEMENT CORPORATION
                                            ("Customer")


By:    /s/ Joseph T. Ruble                  By:    /s/ Joe W. Bagan
       ------------------------                    ----------------

Name:  Joseph T. Ruble                      Name:  Joe W. Bagan
       ------------------------                    ----------------

Title: V.P. & General Counsel               Title: CIO
       ------------------------                    ----------------


CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF
      THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN
                     OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                                                   EXHIBIT 2.19N
                                                                   -------------
                                          Pages where confidential treatment has
                                        been requested are stamped "Confidential
                                   Treatment Requested and the Redacted Material
                                 has been separately filed with the Commission,"
                                  and places where information has been redacted
                                                    have been marked with (***).

                             FIFTY SECOND AMENDMENT
                                       TO
                              RESTATED AND AMENDED
               CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT
                                    BETWEEN
                               CSG SYSTEMS, INC.
                                      AND
                     AT&T BROADBAND MANAGEMENT CORPORATION

This 52nd Amendment (the "Amendment") is executed this 28th day of February, 2001, and is made by and between CSG Systems, Inc., a Delaware corporation ("CSG"), and AT&T Broadband Management Corporation (f/k/a TCI Cable Management Corporation) ("Customer"). CSG and Customer are parties to a certain Restated and Amended CSG Master Subscriber Management System Agreement dated August 10, 1997, which has subsequently been amended pursuant to separately executed amendments (collectively, the "Agreement"), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

The parties hereto agree as follows:

MODIFICATION OF THE FORTY-NINTH AMENDMENT

1. On October 10, 2000, Customer and CSG executed a 49th Amendment to Restated and Amended CSG Master Subscriber Management System Agreement between CSG Systems, Inc. and AT&T Broadband Management Corporation (the "49th Amendment"). Upon execution of this Amendment:

     (a) the date "February 28, 2001" of the third sentence in Section 2 of the 49th Amendment relating to the telephony domain server shall be deleted and replaced with "December 31, 2001."; and

     (b) the date "February 28, 2001" of the last sentence in Section 2 of the 49th Amendment relating to the telephony domain server shall be deleted and replaced with "December 31, 2001."; and

     (c) insert "Usage Handling System (for an unlimited amount of subscribers)," between "CSG Screen Express," and "and CIT and all modifications" in the first sentence of Section 3(a) of the 49th Amendment; and


 CONFIDENTIAL AND PROPRIETARY INFORMATION  - FOR USE BY AUTHORIZED EMPLOYEES OF
                         THE PARTIES HERETO ONLY AND IS
   NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."


     (d) the phrase "For a period not to exceed nine months from the date hereof," of the first sentence of Section 6 of the 49th Amendment relating to telephony transition assistance shall be deleted and replaced with "Upon Customer's request and so long as Customer requests, but in no event later than December 31, 2001,"; and

     (e) the second sentence of the Scope of Exhibit A of the 49th Amendment shall be deleted in its entirety and replaced with "The project will commence on October 15, 2000 with an objective to complete all market conversions as soon as possible with a window not to exceed beyond December 31, 2001."

     (f) the dates of "July 15, 2001" of the sixth (6th) and eighth (8th) bullet point of CSG's Commitment of Exhibit A of the 49th Amendment shall be deleted and replaced with "December 31, 2001"; and

     (g) the tenth (10th) bullet point of CSG's Commitment of Exhibit A of the 49th Amendment shall be deleted in its entirety and replaced with "CSG will support the Telephony IOT environment until December 31, 2001.".


TELEPHONY OBLIGATIONS THROUGH DECEMBER 31, 2001

2. In the event that Customer, prior to December 31, 2001, no longer requests CSG to provide the services set forth in (i) Section 2 of the 49th Amendment relating to the telephony domain server ("Telephony Domain Services"), and/or
(ii) Section 6 of the 49th Amendment relating to telephony transition assistance ("Telephony Transition Services"), Customer shall provide CSG with not less than sixty (60) days written notice before the date Customer no longer requests CSG to provide the Telephony Domain Services and/or the Telephony Transition Services. Upon CSG's receipt of said notice, the parties agree to schedule a meeting between CSG's Chief Executive Officer and Customer's Chief Financial Officer to meet to discuss whether any reductions to the financial and adjustments to other terms set forth in Section 4 of this Amendment should be made in light of the termination of the Telephony Domain Services and the Telephony Transition Services prior to December 31, 2001. However, under no circumstances, shall CSG be under any obligation to provide the Telephony Domain Services, the CCS Telephony Processing Services, nor the Telephony Transition Services beyond December 31, 2001.


USAGE HANDLING SYSTEM EXPANDED LICENSE FEE

3. Customer agrees to pay CSG $***, which shall be due on *************, for the expanded Usage Handling System license, which is granted pursuant to Section 1(c) of this Amendment. Therefore, on *************, Customer shall pay $*** by wire transfer to CSG of immediately available funds.


TELEPHONY DOMAIN SERVICES AND BASIC SUBSCRIBER CHARGE
-----------------------------------------------------

4. Customer agrees to pay to CSG for (i) the Telephony Domain Services between April 1, 2001 and December 31, 2001, and (ii) the CCS Telephony Processing Services between July 16, 2001 and December 31, 2001:

     . $*** which shall be due and payable on ************* by Customer to CSG by wire transfer of immediately available funds; and

                                       2

 CONFIDENTIAL AND PROPRIETARY INFORMATION  - FOR USE BY AUTHORIZED EMPLOYEES OF
                         THE PARTIES HERETO ONLY AND IS
   NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

     . $*** (unless otherwise mutually agreed by the parties pursuant to Section 2 of this Amendment) which shall be due and payable on **************** by Customer to CSG by wire transfer of immediately available funds.

The fees set forth in this Section 4 include and are in lieu of:

     . the Telephony Domain Server Fees as set forth in Exhibit B-4 of the 49th Amendment for the period of April 1, 2001 through December 31, 2001;

      . the fees set forth in Section 4 of Schedule D of the Agreement (except for any fees for System Enhancements as set forth in Section 4.II.P of Schedule D of the Agreement) for the period between July 16, 2001 and December 31, 2001.


DEFERRAL OF PAYMENT OBLIGATIONS

5. Pursuant to the Payment Terms of Exhibit B-1 of the 49th Amendment, $*** of the Expanded License Software fee becomes due on **************. As further consideration for the mutual promises contained herein, CSG shall invoice Customer $*** on ************, which amount shall be due by Customer to CSG on **************. CSG shall invoice Customer the balance of $*** on **************, which amount shall be due by Customer to CSG on **************.


SALE OR TRANSFER OF EXISTING SUBSCRIBERS

6. (a) In the event that Customer sells, divests or otherwise transfers any subscriber that is currently or hereafter processed, or required to be processed, on CSG's CCS system pursuant to the terms of this Agreement ("Qualified Subscriber"), Customer shall obtain from the acquiring entity, its successors and assigns (the "Acquiring Entity"), as a precondition to such transfer, a written and legally binding promise substantially similar to that form of promise to be set forth in Exhibit A attached hereto and incorporated herein, that the Acquiring Entity shall use CSG as the sole provider of the Products and Services for each Qualified Subscriber for a period of ************************** from the date of closing of said transfer, pursuant to terms and conditions substantially similar to those set forth in the Agreement or in Acquiring Entity's Master Subscriber Agreement, if any, with CSG, at the Acquiring Entity's option. The nature of the promise and the form of Exhibit A to affect the obligation of the Acquiring Entity to use CSG to provide Products and Services for each Qualified Subscriber will be agreed by CSG and Customer no later than ninety (90) days after execution of the Amendment.

     (b) Customer shall notify CSG as soon as reasonably practicable in any instance where an Acquiring Entity does not for any reason execute (or expresses its intent not to execute) an acceptable form of Exhibit A. With respect to a breach or anticipated breach by Customer of Section 6(a), CSG shall be entitled to seek equitable relief including injunctive relief and specific performance with respect to the requirements of Section 6(a).

                                       3

 CONFIDENTIAL AND PROPRIETARY INFORMATION  - FOR USE BY AUTHORIZED EMPLOYEES OF
                         THE PARTIES HERETO ONLY AND IS
   NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

     (c) For purposes of Section 6(a), "Qualified Subscriber" shall not include any owned but not managed subscriber or any subscriber of Customer's pending sales of broadband systems located in the areas described on Exhibit B. Further, in the instance where Customer (i) sells or transfers control of subscribers to one or more third parties, while simultaneously (ii) acquiring control of other subscribers ("Subscriber Swap") and the net effect of such Subscriber Swap is such that the number of subscribers which are, or are required to be, processed pursuant to the terms and conditions of the Agreement (x) increases, (y) stays the same, or (z) decreases by an amount equal to or less than twenty percent (20%) of the total number of subscribers that Customer sells or transfers in the particular Subscriber Swap, then and only then shall the subscribers sold or transferred not be deemed a Qualified Subscriber pursuant to Section 6(a).

MODIFICATION OF SECTION 29 OF THE AGREEMENT

7. (a) Section 29 of the Agreement shall not be applicable to the terms of an agreement between CSG and any Acquiring Entity as it relates to CSG's products and services with respect to any subscribers of the Acquiring Entity but only so long as such agreement between CSG and the Acquiring Entity is completed as a result of the acquisition of Qualified Subscribers by the Acquiring Entity (a "Qualified Subscriber Processing Agreement"). Furthermore, upon transfer of any non-managed ownership interest by Customer, or by its current parent companies, affiliates or subsidiaries, in subscribers, Section 29 of the Agreement shall not be applicable to the terms of an agreement, which is completed as a result of the acquisition of such subscribers and relates to CSG's products and services, between CSG and any entity, or successor-in-interest to the same, which (i) acquires such ownership interest, or (ii) controls such subscribers (a "Non-Managed Subscriber Agreement").

(b) Customer, on behalf of itself and its parent, subsidiary, affiliate, agents, officers, directors, employees, consultants, associates, representatives, attorneys, heirs, predecessors, successors and assigns, hereby forever release and discharge CSG and its current and former parent companies, subsidiaries, affiliates, agents, officers, directors, employees, consultants, associates, attorneys, representatives, heirs, predecessors, successors and assigns, or any person acting by, through, under or in concert with it, from any and all claims, counter-claims, demands, causes of action or liabilities, known or unknown, whether at law or in equity, based upon, relating in any way to or arising under
Section 29 of the Master Agreement as it relates to the terms of any Qualified Subscriber Processing Agreement and/or any Non-Managed Subscriber Agreement.


PRINT AND MAIL EXCLUSIVITY

8. Until March 31, 2002, Customer shall be released from its obligation to use CSG exclusively for its print and mail of telephony subscribers statements but only as and to the extent that (i) Customer is prevented from using the CSG Print and Mail Products and Services due to technical limitations of any third party telephony billing and customer care services used by Customer, and (ii) only as it relates to the telephony portion of Customer's telephony subscriber's bill; provided, however, if CSG fails to perform any services specifically set forth in a fully executed Statement of Work which prevents Customer from using the CSG

                                       4

 CONFIDENTIAL AND PROPRIETARY INFORMATION  - FOR USE BY AUTHORIZED EMPLOYEES OF
                         THE PARTIES HERETO ONLY AND IS
   NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

Print and Mail Products and Services, the date first set forth in this Section 8 shall be deferred until CSG completes the services allowing Customer to use the CSG Print and Mail Products and Services.


THIS AMENDMENT is executed on the day and year first shown above.

CSG SYSTEMS, INC. ("CSG")          AT&T BROADBAND MANAGEMENT CORPORATION
                                   ("Customer")

By:         /s/ Jack Pogge    By:      /s/ Michael P. Huseby
            ---------------            ---------------------

Name:       Jack Pogge        Name:    Michael P. Huseby
            ---------------            ---------------------

Title:      President & COO   Title:   EVP, CFO
            ---------------            ---------------------

                                       5

 CONFIDENTIAL AND PROPRIETARY INFORMATION  - FOR USE BY AUTHORIZED EMPLOYEES OF
                         THE PARTIES HERETO ONLY AND IS
   NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                   EXHIBIT A

                                      TBD


                                       6

 CONFIDENTIAL AND PROPRIETARY INFORMATION  - FOR USE BY AUTHORIZED EMPLOYEES OF
                         THE PARTIES HERETO ONLY AND IS
   NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."


                                   EXHIBIT B


                                                          Net No. of Subs           Approx. Agreement
Acquiring MSO               Region                        Transferred               Date
-----------------------------------------------------------------------------------------------------
*******                     *******************
                            *******************                ***                       ********
                            ************
-----------------------------------------------------------------------------------------------------
                            *******************
                            *******************
                            *******************
                            *******************
                            *******************
                            *******************
*******                     *******************               ***                       *******
                            *******************
                            *******************
                            *******************
                            *******************
                            *******************
                            *******************
                            ******
-----------------------------------------------------------------------------------------------------
*******                     ************                      ***                      *******
-----------------------------------------------------------------------------------------------------
********                    ***************                   ***                      ******
-----------------------------------------------------------------------------------------------------
********                    ***************                   ***                      *******
-----------------------------------------------------------------------------------------------------
                            *******************
                            *******************
                            *******************
                            *******************
*******                     *******************               ***                      *******
                            *******************
                            *******************
                            *******************
                            *******************
-----------------------------------------------------------------------------------------------------
********                    *******************              ***                      *******
-----------------------------------------------------------------------------------------------------

                                       7

 CONFIDENTIAL AND PROPRIETARY INFORMATION  - FOR USE BY AUTHORIZED EMPLOYEES OF
                         THE PARTIES HERETO ONLY AND IS
   NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES